                          Van Kampen American Capital



                                 RESERVE FUND




                              Semi-Annual Report
                               November 30, 1997


                                    [PHOTO]


           _____ A Wealth of Knowledge . A Knowledge of Wealth/SM/ _____

                          VAN KAMPEN AMERICAN CAPITAL

               Table of Contents


Letter to Shareholders........................  1

Portfolio of Investments......................  3

Statement of Assets and Liabilities...........  5

Statement of Operations.......................  6

Statement of Changes in Net Assets............  7

Financial Highlights..........................  8

Notes to Financial Statements................. 11


RES ANR 7/97

                            Letter to Shareholders

[PHOTO]
Dennis J. McDonnell and Don G. Powell

January 8, 1998

Dear Shareholder,

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley funds opened the door to new investment opportunities. We are proud to offer an expanded family of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley funds, with an emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Review

     In the months following a March interest rate increase by the Federal Reserve Board, investors slowly came to the realization that additional Fed intervention was unlikely for the remainder of the calendar year. This was ushered in by a new paradigm of continuing strong GDP growth, underpinned by consistently positive economic indicators with a surprising absence of inflationary pressures. Any rumblings of Fed tightenings in the last few months of the Fund's reporting period were definitively put to rest as ripple effects from the fall 1997 Asian currency crisis hit U.S. shores. Domestic investors were rudely awakened to the correlation of U.S. stock volatility with woes in the Asian markets as the Dow Jones Industrial Average took a tumble in mid-October. Although the market subsequently recovered, concerns about the long-term effects of the turmoil overseas have lingered through the end of the Fund's reporting period, and will likely follow the markets into 1998.

                   [pie chart]

Portfolio Composition by Investment Type*
        as of November 30, 1997                 as of May 31, 1997
        -----------------------                 ------------------
        Agencies 14.4%                          Agencies 51.9%
        Repurchase Agreements 18.2%             Repurchase Agreements 18%
        Commercial Paper 67.4%                  Commercial Paper 30.1%

* As a Percentage of Total Investments

                                                           Continued on page two

Performance Summary

     The Van Kampen American Capital Reserve Fund continued to provide shareholders with daily liquidity at $1.00 per share/1/ and a competitive level of current income. As of November 30, 1997, the seven-day average yield for the Fund's Class A shares was 4.59 percent, with an effective annual yield of 4.70 percent. For the six-month period ending November 30, 1997, the Fund's Class A shares achieved a total return of 2.31 percent/2/ at net asset value. The average total return for the money market category, as measured by Lipper Analytical Services, was 2.45 percent over the same six-month period.

     Your Fund's portfolio management team has continued to pursue the Fund's investment objectives of protection of capital and high current income in a cautious fashion. In response to economic conditions, particularly the absence of Fed intervention during the period, your Fund's managers maintained an average investment maturity of 43 days. The Fund's maturity was adjusted closer to the benchmark average of 49 days over the period.

     To enhance the Fund's return, we increased our overall weighting of high-rated short-term corporate securities (commercial paper which has been issued an A-1/P-1 rating from Moody's and Standard & Poor's) in the Fund's portfolio. These corporate securities provide income without assuming excessive risk. The additional yield offered by the corporate obligations served the portfolio well during the reporting period. At the end of the period, 67 percent of the Fund's total investments were invested in corporate notes. The remaining 33 percent of total investments were invested in government obligations-government agencies and repurchase agreements.

Outlook

     We expect the economy to remain strong going into 1998, although its growth rate is likely to slow from current levels. The financial crisis in Southeast Asia is expected to slow U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce overall U.S. growth. As a result of these factors, we believe there is little chance that the Fed will raise interest rates in the near term, although a rate hike remains a possibility if inflation picks up or if growth continues at its brisk pace.

     We will continue to monitor events in Asia and other market developments in order to assess their effects on the portfolio. At this time, we do not anticipate making any major changes to the portfolio until market conditions shift more dramatically. We will continue to seek to achieve the Fund's goals of relative stability, daily liquidity, and a competitive level of income, and will look to add value through careful security selection. Thank you for your continued confidence and trust in Van Kampen American Capital.


Sincerely,



/s/ Don G. Powell                        /s/ Dennis J. McDonnell
Don G. Powell                            Dennis J. McDonnell
Chairman                                 President
Van Kampen American Capital              Van Kampen American Capital
Asset Management, Inc.                   Asset Management, Inc.

/1/Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

/2/Total return assumes reinvestment of all distributions for the six-month period ended November 30, 1997.

                           Portfolio of Investments

                         November 30, 1997 (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
Par                                                                Discount Yield
Amount                                                                    on Date
(000)     Description                                                 of Purchase            Maturity        Amortized Cost
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations  15.2%
$ 15,000  Federal National Mortgage Association Discount Note....           5.550%           03/03/98        $   14,790,363
  15,000  Federal National Mortgage Association Discount Note....           5.623            03/25/98            14,735,500
  10,000  Federal National Mortgage Association Discount Note....           5.591            04/17/98             9,790,700
  10,000  Federal National Mortgage Association Discount Note....           5.621            04/21/98             9,783,450
  24,000  Federal National Mortgage Association Discount Note....           5.650            04/24/98            23,466,400
                                                                                                               ------------
                     Total U.S. Government Agency Obligations........................................            72,566,413
                                                                                                               ------------
Commercial Paper  71.3%
  28,000  American Express Co....................................           5.620            02/09/98            27,695,173
  27,000  Associates Corp. of North America......................           5.601            01/05/98            26,850,690
  26,000  Bank of Nova Scotia....................................           5.588            12/26/97            25,896,534
  28,000  CIT Group Holdings, Inc................................           5.582            12/01/97            27,995,722
  26,000  Commercial Credit Corp.................................           5.596            01/16/98            25,813,306
  24,800  Ford Motor Credit Co...................................           5.707            01/13/98            24,632,076
  31,000  General Electric Capital Corp..........................           5.681            04/02/98            30,412,163
  23,000  General Electric Co....................................           5.768            03/18/98            22,609,460
  30,000  IBM Credit Corp........................................           5.566            12/08/97            29,963,467
  15,000  John Deere Capital Corp., Class B......................           5.597            01/15/98            14,894,200
  10,000  John Deere Capital Corp., Class B......................           5.605            02/09/98             9,891,528
  19,000  Merrill Lynch & Co., Inc...............................           5.648            01/26/98            18,833,338
  27,000  Prudential Funding Corp................................           5.628            01/13/98            26,816,850
  28,400  Toronto Dominion Holdings..............................           5.553            12/01/97            28,395,685
                                                                                                               ------------
                     Total Commercial Paper..........................................................           340,700,192
                                                                                                               ------------
Repurchase Agreements  19.3%
BankAmerica Securities ($49,745,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 11/28/97,
to be sold on 12/01/97 at $49,768,753)...............................................................            49,745,000

DLJ Mortgage Acceptance Corp. ($42,245,000 par collateralized by U.S. Government obligations in a pooled cash account, dated
11/26/97, to be sold on 12/01/97 at $42,277,857).....................................................            42,245,000
                                                                                                               ------------
                     Total Repurchase Agreements.....................................................            91,990,000
                                                                                                               ------------

                                               See Notes to Financial Statements

                         November 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
Description                                                      Amortized Cost
-------------------------------------------------------------------------------
Total Investments 105.8% (a)...................................  $  505,256,605
Liabilities in Excess of Other Assets (5.8%)...................     (27,661,432)
                                                                 --------------
Net Assets 100.0%..............................................  $  477,595,173
                                                                 ==============


(a) At November 30, 1997, cost is identical for both book and federal income tax purposes.
                                       4

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                         November 30, 1997 (Unaudited)

-----------------------------------------------------------------------------------------------------
Assets:
Total Investments, at Amortized Cost which Approximates
Market, including repurchase agreements of $91,990,000...............................   $ 505,256,605
Receivables:
        Fund Shares Sold.............................................................       6,347,214
        Interest.....................................................................          26,286
Other................................................................................          88,257
                                                                                       --------------
        Total Assets.................................................................     511,718,362
                                                                                       --------------
Liabilities:
Payables:
        Fund Shares Repurchased......................................................      33,266,343
        Distributor and Affiliates...................................................         240,796
        Investment Advisory Fee......................................................         182,085
        Income Distributions.........................................................          97,379
        Custodian Bank...............................................................           3,649
Accrued Expenses.....................................................................         171,970
Trustees' Deferred Compensation and Retirement Plans.................................         160,967
                                                                                       --------------
        Total Liabilities............................................................      34,123,189
                                                                                       --------------
Net Assets...........................................................................  $  477,595,173
                                                                                       ==============
Net Assets Consist of:
Capital..............................................................................  $  477,637,498
Accumulated Undistributed Net Investment Income......................................          41,777
Accumulated Net Realized Loss........................................................         (84,102)
                                                                                       --------------
Net Assets...........................................................................  $  477,595,173
                                                                                       ==============
Maximum Offering Price Per Share:
        Class A Shares:
        Net Asset Value, Offering Price and Redemption Price per share
        (Based on net assets of $391,390,858 and 391,438,736
        shares of beneficial interest issued and outstanding)........................  $         1.00
                                                                                       ==============

        Class B Shares:
        Net Asset Value and Offering Price per share
        (Based on net assets of $75,095,776 and 75,093,027
        shares of beneficial interest issued and outstanding)........................  $         1.00
                                                                                       ==============

        Class C Shares:
        Net Asset Value and Offering Price per share
        (Based on net assets of $11,108,539 and 11,108,172
        shares of beneficial interest issued and outstanding)........................  $         1.00
                                                                                       ==============

                                       5

                                               See Notes to Financial Statements

                            Statement of Operations

            For the Six Months Ended November 30, 1997 (Unaudited)

----------------------------------------------------------------------------------------------
Investment Income:
Interest.......................................................................  $  14,345,450
                                                                                 -------------
Expenses:
Investment Advisory Fee........................................................      1,079,715
Shareholder Services...........................................................      1,064,112
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $302,945, $343,278 and $46,265, respectively)............................        692,488
Custody........................................................................         21,800
Legal..........................................................................         18,892
Trustees' Fees and Expenses....................................................          7,895
Other..........................................................................        224,729
                                                                                 -------------
        Total Expenses.........................................................      3,109,631
                                                                                 -------------
Net Investment Income..........................................................  $  11,235,819
                                                                                 =============
Net Realized Loss..............................................................  $     (14,286)
                                                                                 =============
Net Increase in Net Assets from Operations.....................................  $  11,221,533
                                                                                 =============

                                       6
                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Six Months Ended November 30, 1997 and the Year Ended May 31, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                           Six Months Ended        Year Ended
                                                                          November 30, 1997      May 31, 1997
--------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...................................................  $      11,235,819   $    21,972,082
Net Realized Loss.......................................................            (14,286)           (7,692)
                                                                          -----------------   ---------------
Change in Net Assets from Operations....................................         11,221,533        21,964,390
                                                                          -----------------   ---------------
Distributions from Net Investment Income:
  Class A Shares........................................................         (9,565,649)      (18,710,328)
  Class B Shares........................................................         (1,457,405)       (2,925,963)
  Class C Shares........................................................           (197,297)         (339,500)
                                                                          -----------------   ---------------
     Total Distributions................................................        (11,220,351)      (21,975,791)
                                                                          -----------------   ---------------
Net Change in Net Assets
  from Investment Activities............................................              1,182           (11,401)
                                                                          -----------------   ---------------
From Capital Transactions:
Proceeds from Shares Sold...............................................      4,823,436,949     8,126,739,596
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................................................         11,220,351        21,975,791
Cost of Shares Repurchased..............................................     (4,919,738,640)   (8,117,517,908)
                                                                          -----------------   ---------------
Net Change in Net Assets from Capital Transactions......................        (85,081,340)       31,197,479
                                                                          -----------------   ---------------
Total Increase/Decrease in Net Assets...................................        (85,080,158)       31,186,078
Net Assets:
Beginning of the Period.................................................        562,675,331       531,489,253
                                                                          -----------------   ---------------
End of the Period (Including accumulated undistributed
  net investment income of $41,777 and
  $26,309, respectively)................................................  $     477,595,173   $   562,675,331
                                                                          =================   ===============

                                       7       See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------------------
                                    Six Months Ended               Year Ended May 31
                                                          ----------------------------------
Class A Shares                         November 1997        1997     1996     1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period.............        $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                              ------      ------   ------   ------   ------
Net Investment Income.................          .023       .0440    .0465    .0434    .0229
Less Distributions from Net
  Investment Income...................         (.023)     (.0440)  (.0465)  (.0434)  (.0229)
                                              ------      ------   ------   ------   ------
Net Asset Value, End of
  the Period..........................        $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                              ======      ======   ======   ======   ======
Total Return..........................          2.31%*      4.52%    4.75%    4.43%    2.32%
Net Assets at End of the Period
  (in millions).......................        $391.4      $451.3   $440.3   $319.7   $463.8
Ratio of Expenses to Average
  Net Assets**........................          1.09%       1.02%    1.07%    1.00%    1.03%
Ratio of Net Investment Income
  to Average Net Assets**.............          4.55%       4.38%    4.62%    4.28%    2.36%

*   Non-Annualized

** For the years ended May 31, 1994 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

------------------------------------------------------------------------------------------------------
                                                                                        April 18, 1995
                                                                                         (Commencement
                                     Six Months Ended        Year Ended May 31,    of Distribution) to
                                                            -------------------
Class B Shares                      November 30, 1997       1997           1996           May 31, 1995
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.........................           $1.00      $1.00          $1.00                  $1.00
                                                -----      -----          -----                  -----
Net Investment Income................            .019      .0363          .0388                  .0047
Less Distributions from Net
  Investment Income..................           (.019)    (.0363)        (.0388)                (.0047)
                                                -----      -----          -----                  -----

Net Asset Value, End of
  the Period.........................           $1.00      $1.00          $1.00                  $1.00
                                                =====      =====          =====                  =====
Total Return (a).....................            1.93%*     3.71%          3.95%                   .47%*
Net Assets at End of the
  Period (in millions)...............           $75.1     $103.0          $81.5                  $ 4.2
Ratio of Expenses to Average
  Net Assets**.......................            1.88%      1.77%          1.86%                  1.76%
Ratio of Net Investment Income
  to Average Net Assets**............            3.87%      3.70%          3.75%                  3.52%

*    Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.
(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

---------------------------------------------------------------------------------------------
                                                                               April 18, 1995
                                                     Year Ended May 31,         (Commencement
                                 Six Months Ended    ------------------   of Distribution) to
Class C Shares                  November 30, 1997    1997          1996          May 31, 1995
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period............................     $1.00     $1.00       $1.00                 $1.00
                                            -----     -----       -----                 -----
Net Investment Income..................      .019     .0362       .0387                 .0049

Less Distributions from Net
 Investment Income.....................     (.019)   (.0362)     (.0387)               (.0049)
                                            -----     -----       -----                 -----
Net Asset Value, End of
 the Period............................     $1.00     $1.00       $1.00                 $1.00
                                            =====     =====       =====                 =====
Total Return (a).......................     1.94%*    3.72%       3.94%                  .49%*
Net Assets at End of the
 Period (in millions)..................     $11.1     $ 8.4       $ 9.7                 $ 0.6
Ratio of Expenses to Average
 Net Assets**..........................     1.85%     1.78%       1.87%                 1.76%
Ratio of Net Investment Income
 to Average Net Assets**...............     3.86%     3.64%       3.81%                 3.52%

*   Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                         November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

                         November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $62,624 which will expire between May 31, 1998 and May 31, 2005. Of this amount, $2,038 will expire in 1998.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

D. Distribution of Income and Gains--The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. Investment Advisory Fees and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:


Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $150 million.................................................    .50 of 1%
Next $100 million..................................................    .45 of 1%
Next $100 million..................................................    .40 of 1%
Over $350 million..................................................    .35 of 1%

     For the six months ended November 30, 1997, the Fund recognized expenses of approximately $18,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended November 30, 1997, the Fund recognized expenses of approximately $51,500 representing Van Kampen American Capital Distributors, Inc.'s, or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1997, the Fund recognized expenses of approximately $599,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

                         November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3.   Capital Transactions

     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class with a par value of $0.01 per share.

     At November 30, 1997, capital aggregated $391,426,737, $75,102,791 and
$11,107,970 for Classes A, B and C, respectively. For the six months ended November 30, 1997, transactions were as follows:

                                                     Shares               Value
-------------------------------------------------------------------------------
Sales:
  Class A................................     4,346,291,088    $  4,346,291,088
  Class B................................       404,160,437         404,160,437
  Class C................................        72,985,424          72,985,424
                                             --------------    ----------------
Total Sales..............................     4,823,436,949    $  4,823,436,949
                                             ==============    ================

Dividend Reinvestment:
  Class A................................         9,565,649    $      9,565,649
  Class B................................         1,457,405           1,457,405
  Class C................................           197,297             197,297
                                             --------------    ----------------
Total Dividend Reinvestment..............        11,220,351    $     11,220,351
                                             ==============    ================
Repurchases:
  Class A................................    (4,415,727,333)   $ (4,415,727,333)
  Class B................................      (433,553,810)       (433,553,811)
  Class C................................       (70,457,496)        (70,457,496)
                                             --------------    ----------------
Total Repurchases........................    (4,919,738,639)   $ (4,919,738,640)
                                             ==============    ================

                         November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     At May 31, 1997, capital aggregated $451,297,333, $103,038,760 and
$8,382,745 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                                     Shares              Value
------------------------------------------------------------------------------
Sales:
  Class A..................................   7,336,711,667    $ 7,336,713,031
  Class B..................................     648,076,624        648,076,384
  Class C..................................     141,950,203        141,950,181
                                             --------------    ---------------
Total Sales................................   8,126,738,494    $ 8,126,739,596
                                             ==============    ===============

Dividend Reinvestment:
  Class A..................................      18,710,328    $    18,710,328
  Class B..................................       2,926,008          2,925,963
  Class C..................................         339,500            339,500
                                             --------------    ---------------
Total Dividend Reinvestment................      21,975,836    $    21,975,791
                                             ==============    ===============

Repurchases:
  Class A..................................  (7,344,457,086)   $(7,344,457,086)
  Class B..................................    (629,443,316)      (629,433,280)
  Class C..................................    (143,617,542)      (143,617,542)
                                             --------------    ---------------
Total Repurchases..........................  (8,117,517,944)   $(8,117,517,908)
                                             ==============    ===============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                         November 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
                                                             Contingent Deferred
                                                                 Sales Charge
                                                             -------------------
Year of Redemption                                           Class B     Class C
--------------------------------------------------------------------------------
First.......................................................   4.00%      1.00%
Second......................................................   4.00%       None
Third.......................................................   3.00%       None
Fourth......................................................   2.50%       None
Fifth.......................................................   1.50%       None
Sixth and Thereafter........................................    None       None

     For the six months ended November 30, 1997, VKAC, as Distributor for the Fund, received commissions on CDSC redeemed shares of approximately $289,900. Sales charges do not represent expenses of the Fund.

4.   Distribution and Service Plans

     The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1997, are payments to VKAC of approximately $330,500.

Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
     Global Equity Fund
     Global Government Securities Fund
     Global Managed Assets Fund
     Short-Term Global Income Fund
     Strategic Income Fund
EQUITY
Growth
     Aggressive Growth Fund
     Emerging Growth Fund
     Enterprise Fund
     Growth Fund
     Pace Fund
Growth & Income
     Comstock Fund
     Equity Income Fund
     Growth and Income Fund
     Harbor Fund
     Real Estate Securities Fund
     Utility Fund
FIXED INCOME
     Corporate Bond Fund
     Government Securities Fund
     High Income Corporate Bond Fund
     High Yield Fund
     Limited Maturity Government Fund
     Prime Rate Income Trust
     Reserve Fund
     U.S. Government Fund
     U.S. Government Trust for Income
TAX-FREE
     California Insured Tax Free Fund
     Florida Insured Tax Free Income Fund
     High Yield Municipal Fund
     Insured Tax Free Income Fund
     Intermediate Term Municipal Income Fund
     Municipal Income Fund
     New York Tax Free Income Fund
     Pennsylvania Tax Free Income Fund
     Tax Free High Income Fund
     Tax Free Money Fund
MORGAN STANLEY
FUND, INC.
     Aggressive Equity Fund
     American Value Fund
     Asian Growth Fund
     Emerging Markets Fund
     Global Equity Fund
     Global Equity Allocation Fund
     Global Fixed Income Fund
     High Yield Fund
     International Magnum Fund
     Latin American Fund
     U.S. Real Estate Fund
     Value Fund
     Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American
Capital and Morgan Stanley funds.

                   Van Kampen American Capital Reserve Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers

Dennis J. McDonnell*
        President
Ronald A. Nyberg*
        Vice President and Secretary
Edward C. Wood, III*
        Vice President and Chief Financial Officer
Curtis W. Morell*
        Vice President and Chief Accounting Officer
John L. Sullivan*
        Treasurer
Tanya M. Loden*
        Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
        Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 E. Randolph
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

/(c)/ Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

SM      denotes a service mark of
        Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

------------------
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    VAN KAMPEN
 AMERICAN CAPITAL
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